UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

GLOBA TERRA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42736	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

382 NE 191st Street #952377 Miami, Florida	33179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 8975 9325

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, three-fourths of one redeemable warrant, and one right to receive one-tenth of a Class A ordinary share	GTERU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units, $0.0001 par value	GTERA	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value, at an exercise price of $11.50	GTERW	The Nasdaq Stock Market LLC
Rights included as part of the units, each right entitling the holder to receive one-tenth of one Class A ordinary share, $0.0001 par value	GTERR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2026, Globa Terra Acquisition Corporation (the “Company” or “Globa Terra”) held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”) from October 9, 2026 to July 9, 2027, consisting of an initial one-month extension from October 9, 2026 to November 9, 2026, followed by up to eight additional one-month extensions on a month-to-month basis, at the sole discretion of the Board of Directors of the Company (the “Amendments” and such proposal, the “Extension Proposal”).

The shareholders of the Company approved the Extension Proposal at the Shareholder Meeting and on November 10, 2026, the Company filed the Amendments to the Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands, effective November 9, 2026.

The foregoing description is qualified in its entirety by reference to the Amendments to the Memorandum and Articles of Association, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 9, 2026, the Company held the Shareholder Meeting to approve the Extension Proposal and if required, the adjournment proposal, as more fully described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 26, 2026.

Holders of 17,988,435 ordinary shares of the Company held of record as of October 12, 2026, the record date for the Shareholder Meeting, were present in person or by proxy at the meeting, representing approximately 75.8% of the voting power of the Company’s ordinary shares as of the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

The final voting results for these proposals were as follows:

Proposal No. 1: The Extension Proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
13,454,403	4,534,032	0	0

Proposal No. 2: The Adjournment Proposal was approved as follows:

For	Against	Abstain	Broker Non-Vote
13,368,229	4,507,114	0	0

Item 8.01	Other Events.

The Shareholder Meeting was convened at 10:00 a.m. Eastern Time on November 9, 2026, and immediately adjourned and reconvened at 5:00 p.m. Eastern Time on the same day at the same place. A copy of the press release issued by the Company announcing the adjournment of the Shareholder Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed business combination with Nature’s Ledger Inc. (“Nature’s Ledger”) as previously disclosed, Globa Terra (or an exempted company to be incorporated under the Companies Act (As Revised) of the Cayman Islands (“Pubco”)) and Nature’s Ledger intend to file with the SEC a registration statement on Form F-4 (or Form S-4, as applicable) (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement of Globa Terra and a prospectus relating to the securities to be issued in the business combination (the “proxy statement/prospectus”). After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to Globa Terra’s shareholders as of a record date to be established for voting on the proposed business combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Globa Terra, Pubco, Nature’s Ledger and the business combination. Investors will be able to obtain free copies of these documents, once available, through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Globa Terra, Pubco and Nature’s Ledger and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests of Globa Terra’s directors and officers in the business combination in Globa Terra’s filings with the SEC, including the final prospectus of Globa Terra dated as of July 8, 2025 and filed by Globa Terra with the SEC on July 9, 2025 and annual report on Form 10-K filed by Globa Terra with the SEC on March 26, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus to be included in the Registration Statement for the proposed business combination, which will be filed by Pubco (or Globa Terra) and Nature’s Ledger with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Globa Terra, Pubco and Nature’s Ledger through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation
This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association of the Company
99.1	Press release, dated November 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026

Globa Terra Acquisition Corporation

By:	/s/ Agustin Tristan Aldave
Name:	Agustin Tristan Aldave
Title:	Chief Executive Officer